UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016
MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On February 29, 2016, MFRI, Inc. ("Company") executed the Fourth Amendment ("Amendment") to Credit and Security Agreement by and among BMO Harris Bank, N.A. and the Company and its subsidiaries Midwesco Filter Resources, Inc., Perma-Pipe, Inc., TC Niles Corporation, TDC Filter Manufacturing, Inc., MM Niles Corporation, Perma-Pipe International Company, LLC, and Perma-Pipe Canada, Inc. Among other things, the Amendment reduces the maximum borrowing capacity under the credit facility to $15,000,000 from $25,000,000. The text of the Amendment is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2016, MFRI, Inc. and its wholly-owned subsidiary Perma-Pipe, Inc. ("Perma-Pipe"), entered into a Second Amendment to Employment Agreement ("Employment Amendment") with Mr. Fati Elgendy that amended Mr. Elgendy’s existing Employment Agreement with Perma-Pipe, dated as of November 12, 2007 and amended as of March 19, 2014. Among other things, the Employment Amendment provides for (i) a set term of employment, the last day of which shall be January 31, 2017, (ii) an increase in Mr. Elgendy’s annual base compensation rate to $300,000 per fiscal year from $250,000 per fiscal year, (iii) the grant of a restricted stock unit award pursuant to the Company’s 2013 Omnibus Stock Incentive Plan which could result in the issuance of Company common stock (“Common Stock”) to Mr. Elgendy, vesting on January 31, 2017 or an earlier change in control of the Company, based on the trading price of the Common Stock and subject to other terms and conditions set forth in the Employment Amendment, and (iv) the modification and potential extension of restrictive covenants.  The text of the Employment Amendment is attached to this Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are included with this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Fourth Amendment to Credit and Security Agreement between the Company and BMO Harris Bank, N.A. dated February 29, 2016
10.2	Second Amendment to Employment Agreement dated as of February 25, 2016 by and among MFRI, Inc., Perma-Pipe, Inc. and Fati Elgendy.

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The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "continue," "remains," "intend," "aim," "towards," "should," "prospects," "could," "future," "potential," "believes," "plans," "likely," "anticipate," "position," and "probable," or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 2, 2016	MFRI, INC. (Registrant) By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Credit and Security Agreement between the Company and BMO Harris Bank, N.A. dated February 29, 2016
10.2	Second Amendment to Employment Agreement dated as of February 25, 2016 by and among MFRI, Inc., Perma-Pipe, Inc. and Fati Elgendy.